Exhibit 99.1

Investor Relations Contact:
Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com

Public Relations Contact:
Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

Adobe Reports Record Q1 Financial Results

Strong Performance Driven by Creative Solutions and Adobe Acrobat

SAN JOSE, Calif. — March 22, 2006 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported record financial results for its first quarter ended March 3, 2006. The Company’s Q1 results reflect the recent acquisition of Macromedia, and are compared to pre-acquisition results of prior fiscal periods.

In the first quarter of fiscal 2006, Adobe achieved record revenue of $655.5 million, compared to $472.9 million reported for the first quarter of fiscal 2005 and $510.4 million reported in the fourth quarter of fiscal 2005. On a year-over-year basis, this represents 39 percent revenue growth. Adobe’s first quarter revenue target range was $630 to $660 million.

“Adobe’s business continues to perform well, driven by strong demand for our creative solutions and Acrobat,” said Bruce R. Chizen, Adobe chief executive officer. “In addition to our strong financial results, we are making rapid progress integrating the Macromedia business and remain excited about our prospects for future growth.”

GAAP diluted earnings per share for the first quarter of fiscal 2006 were $0.17. Non-GAAP diluted earnings per share, which excludes amortization of purchased intangibles, deferred compensation, and restructuring charges related to the Macromedia acquisition, a charge for incomplete technology related to a small acquisition, SFAS 123R stock-based compensation, the net tax impact of the repatriation of certain foreign earnings, tax differences due to the timing and deductibility of the Macromedia acquisition- related charges and SFAS 123R stock-based compensation, and investment gains and losses, were $0.32.

GAAP net income was $105.1 million for the first quarter of fiscal 2006, compared to $151.9 million reported in the first quarter of fiscal 2005, and $156.3 million in the fourth quarter of fiscal 2005. Non-GAAP net income, which excludes, as applicable, amortization of purchased intangibles, deferred compensation, and restructuring charges related to the Macromedia acquisition, a charge for incomplete technology related to a small acquisition, SFAS 123R stock-based compensation, the net tax impact of the repatriation of certain foreign earnings, tax differences due to the timing and deductibility of the Macromedia acquisition- related charges and SFAS 123R stock-based compensation, and investment gains and losses, was $197.5 million for the first quarter of fiscal 2006, compared to $133.8 million in the first quarter of fiscal 2005, and $151.5 million in the fourth quarter of fiscal 2005.

GAAP diluted earnings per share for the first quarter of fiscal 2006 were $0.17 based on 621.8 million weighted average shares. This compares with GAAP diluted earnings per share of $0.30 reported in the first quarter of fiscal 2005, based on 506.2 million weighted average shares, and GAAP diluted earnings per share of $0.31 reported in the fourth quarter of fiscal 2005, based on 508.6 million weighted average shares.

Adobe’s GAAP operating income was $130.0 million in the first quarter of fiscal 2006, compared to $170.7 million in the first quarter of fiscal 2005 and $191.9 million in the fourth quarter of fiscal 2005. As a percent of revenue, GAAP operating income in the first quarter of fiscal 2006 was 19.8 percent, compared to 36.1 percent in the first quarter of fiscal 2005 and 37.6 percent in the fourth quarter of fiscal 2006.

Adobe’s non-GAAP operating income, which excludes, as applicable, amortization of purchased intangibles, deferred compensation, and restructuring charges related to the Macromedia acquisition, a charge for incomplete technology related to a small acquisition, and SFAS 123R stock-based compensation was $252.4 million in the first quarter of fiscal 2006, compared to $170.7 million in the first quarter of fiscal 2005 and $191.9 million in the fourth quarter of fiscal 2005. As a percent of revenue, non-GAAP operating income in the first quarter of fiscal 2006 was 38.5 percent, compared to 36.1 percent in the first quarter of fiscal 2005 and 37.6 percent in the fourth quarter of fiscal 2005.

Adobe Provides Second Quarter FY2006 Financial Targets and Reaffirms FY2006 Annual Revenue Target

For the second quarter of fiscal 2006, Adobe announced it is targeting revenue of $640 million to $670 million. The Company also is targeting a GAAP operating margin of approximately 22 to 24 percent in the second quarter. On a non-GAAP basis, which excludes acquisition-related costs and SFAS 123R stock-based compensation, the Company is targeting a second quarter operating margin of approximately 37 to 38 percent.

In addition, Adobe is targeting its share count to be between 620 million and 622 million shares in the second quarter of fiscal 2006. The Company also is targeting other income in its second quarter to be approximately $15 million to $16 million, with a GAAP tax rate of 27 percent and a non-GAAP tax rate of 26 percent. The difference between the two rates is related to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation.

These targets lead to a second quarter GAAP earnings per share target range of approximately $0.18 to $0.21. On a non-GAAP basis, which excludes acquisition-related costs, SFAS 123R stock-based compensation, and tax differences related to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation, the Company is targeting earnings per share of approximately $0.30 to $0.32.

For fiscal year 2006, Adobe reaffirmed its annual revenue target of approximately $2.7 billion.

Forward Looking Statements Disclosure

This press release contains forward looking statements, including those related to revenue, operating margin, other income, tax rate, share count and earnings per share, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, delays in development or shipment of Adobe’s new products or major new versions of existing products, introduction of new products by existing and new competitors, failure to successfully manage transitions to new business models and markets, difficulty in predicting revenue from new businesses, failure to anticipate and develop new products in response to changes in demand for application software, computers and printers, intellectual property disputes and litigation, inability to protect Adobe’s intellectual property from unauthorized copying, use, disclosure or malicious attack, failure to realize the anticipated benefits of past or future acquisitions and difficulty in integrating such acquisitions, changes to Adobe’s distribution channel, disruption of Adobe’s business due to catastrophic events, interruptions or terminations in Adobe’s relationships with turnkey assemblers, risks associated with international operations, fluctuations in foreign currency exchange rates, changes in accounting rules and regulations, impairment of Adobe’s goodwill or intangible assets, unanticipated changes in tax rates, Adobe’s inability to attract and retain key personnel, and market risks associated with Adobe’s equity investments. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings. Adobe does not undertake an obligation to update forward looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information – anytime, anywhere, and through any medium. For more information, visit www.adobe.com.

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© 2006 Adobe Systems Incorporated. All rights reserved. Adobe, Adobe Acrobat and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended
	March 3, 2006	March 4, 2005
Revenue:
Products	$636,826	$463,147
Services and support	18,652	9,735
Total revenue	655,478	472,882

Total cost of revenue:
Products	62,849	21,855
Services and support	14,897	5,114
Total cost of revenue	77,746	26,969

Gross profit	577,732	445,913

Operating expenses:
Research and development	137,543	86,686
Sales and marketing	213,816	147,383
General and administrative	60,297	41,132
Restructuring and other charges	18,984	—
Amortization of purchased intangibles	17,112	—
Total operating expenses	447,752	275,201

Operating income	129,980	170,712

Non-operating income, net:
Investment loss	(1,265)	(1,554)
Interest and other income	15,542	7,627
Total non-operating income	14,277	6,073

Income before income taxes	144,257	176,785
Income tax provision	39,185	24,891

Net income	$105,072	$151,894

Basic net income per share	$0.18	$0.31

Shares used in computing basic net income per share	598,451	486,260

Diluted net income per share	$0.17	$0.30

Shares used computing diluted net income per share	621,839	506,182

Condensed Consolidated Balance Sheets

(In thousands, except per share data; unaudited)

	March 3,	December 2,
	2006	2005

ASSETS

Current assets:
Cash and cash equivalents	$635,186	$420,818
Short-term investments	1,469,419	1,280,016
Trade receivables	281,530	173,245
Other receivables	50,323	31,504
Deferred income taxes	124,898	58,710
Prepaid expenses and other assets	34,176	44,285

Total current assets	2,595,532	2,008,578

Property and equipment, net	208,159	103,549
Goodwill	2,126,173	118,683
Purchased and other intangibles assets, net	641,894	16,477
Investment in lease receivable	126,800	126,800
Other assets	103,175	66,228

Total assets	$5,801,733	$2,440,315

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade and other payables	$51,218	$41,042
Accrued expenses	284,484	226,915
Accrued restructuring	25,768	70
Income taxes payable	127,419	154,529
Deferred revenue	82,408	57,839

Total current liabilities	571,297	480,395

Long term liabilities:
Deferred revenue	12,355	9,731
Deferred income taxes	110,991	78,800
Accrued restructuring	22,564	—
Other liabilities	7,914	7,063

Total liabilities	725,121	575,989

Stockholders’ equity:
Common stock, $0.0001 par value	29,908	29,600
Additional paid-in-capital	2,407,685	1,321,146
Retained earnings	2,943,638	2,838,566
Accumulated other comprehensive loss	(5,034)	(914)
Treasury stock at cost, net of re-issuances	(299,585)	(2,324,072)

Total stockholders’ equity	5,076,612	1,864,326

Total liabilities and stockholders’ equity	$5,801,733	$2,440,315

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	March 3, 2006	March 4, 2005
Cash flows from operating activities:
Net income	$105,072	$151,894
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	73,783	14,954
Stock-based compensation	46,482	76
Deferred income taxes	39,967	(56,483)
Provision for (recovery of) losses on receivables	(247)	137
Tax benefit from employee stock option plans	23,420	27,197
Acquired incomplete technology	2,255	—
Net losses on sales and impairments of investments	1,310	1,554
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Receivables	(40,327)	1,674
Other current assets	23,991	(9,353)
Trade and other payables	8,196	(4,923)
Accrued expenses	(46,788)	(6,222)
Restructuring	(16,899)	—
Income taxes payable	(31,257)	46,046
Deferred revenue	12,263	(2,454)
Net cash provided by operating activities	201,221	164,097

Cash flows from investing activities:
Purchases of short-term investments	(666,727)	(569,644)
Maturities of short-term investments	113,880	33,905
Sales of short-term investments	363,302	339,223
Purchases of property and equipment	(11,634)	(11,512)
Purchases of long-term investments and other assets	(5,222)	(9,931)
Cash (paid for) received from acquisitions, net	488,383	(9,541)
Net cash provided by (used for) investing activities	281,982	(227,500)

Cash flows from financing activities:
Purchase of treasury stock	(504,482)	(100,022)
Proceeds from issuance of treasury stock	234,378	125,921
Payment of dividends	—	(3,032)
Proceeds from issuance of common stock	306	—
Net cash provided by (used for) financing activities	(269,798)	22,867
Effect of foreign currency exchange rates on cash and cash equivalents	963	(1,165)
Net increase (decrease) in cash and cash equivalents	214,368	(41,701)
Cash and cash equivalents at beginning of period	420,818	259,061
Cash and cash equivalents at end of period	$635,186	$217,360

Supplemental disclosures:
Common and treasury stock issued for acquisition	$3,436,725	—

Non-GAAP Results

(In thousands, except per share data)

The following table shows Adobe’s non-GAAP results reconciled to GAAP results included in this release.

	March 3, 2006	March 4, 2005	December 2, 2005

GAAP operating income	$129,980	$170,712	$191,930
SFAS 123R stock-based compensation*	23,031	—	—
Amortization of Macromedia deferred compensation*	23,451	—	—
Restructuring and other charges	18,984	—	—
Amortization of purchased intangibles and incomplete technology*	56,955	—	—
Non-GAAP operating income	$252,401	$170,712	$191,930

GAAP net income	$105,072	$151,894	$156,251
SFAS 123R stock-based compensation, net of tax	18,220	—	—
Amortization of Macromedia deferred compensation, net of tax	17,283	—	—
Restructuring and other charges, net of tax	13,991	—	—
Amortization of purchased intangibles and incomplete technology, net of tax	41,976	—	—
Investment (gain)loss, net of tax	932	1,157	(3,734)
Net tax impact on foreign earnings repatriation	—	(19,297)	(1,043)
Non-GAAP net income	$197,474	$133,754	$151,474

Diluted net income per share:

GAAP net income	$0.17	$0.30	$0.31
SFAS 123R stock-based compensation, net of tax	0.03	—	—
Amortization of Macromedia deferred compensation, net of tax	0.03	—	—
Restructuring and other charges, net of tax	0.02	—	—
Amortization of purchased intangibles and incomplete technology, net of tax	0.07	—	—
Investment (gain)loss, net of tax	0.00	0.00	(0.01)
Net tax impact on foreign earnings repatriation	—	(0.04)	0.00
Non-GAAP net income	$0.32	$0.26	$0.30

Shares used computing diluted net income per share	621,839	506,182	508,562

*See table below for classification on the Consolidated Statements of Income.

The following table shows the Company’s classification of SFAS 123R stock-based compensation, amortization of Macromedia deferred compensation, and amortization of purchased intangibles and incomplete technology on the Consolidated Statements of Income for the quarter ended March 3, 2006.

	Total Stock-based Compensation		Amortization of
Income Statement Classifications	SFAS 123R	Amortization of Macromedia Deferred Compensation(a)	Purchased Intangibles and Incomplete Technology

Cost of revenue – products	$—	$—	$34,043	(a)
Cost of revenue – services and support	503	2,549	—
Research and development	9,693	8,218	5,800	(b)
Sales and marketing	8,160	9,450	—
General and administrative	4,675	3,234	—
Amortization of purchased intangibles	—	—	17,112	(a)
Total	$23,031	$23,451	$56,955

(a)          Relates to Macromedia acquisition

(b)         Charge for incomplete technology related to a small acquisition

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating expenses as a percent of revenue and effective tax rate for the quarter ended March 3, 2006.

	Operating Expenses as a Percent of Revenue
	Research and Development	Sales and Marketing	General and Administrative	Effective Tax Rate

GAAP	21.0%	32.6%	9.2%	27.2%
SFAS 123R stock-based compensation	(1.5)	(1.2)	(0.7)	(0.6)
Amortization of Macromedia deferred compensation	(1.3)	(1.4)	(0.5)	(0.1)
Amortization of purchased intangibles and incomplete technology	(0.9)	—	—	(0.2)
Non-GAAP	17.3%	30.0%	8.0%	26.3%

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating expenses for the quarter ended March 3, 2006.

Operating Expenses

GAAP	$447,752
SFAS 123R stock–based compensation	(22,528)
Amortization of Macromedia deferred compensation	(20,902)
Restructuring and other charges	(18,984)
Amortization of purchased intangibles and incomplete technology	(22,912)
Non-GAAP	$362,426

The following table shows the Company’s reconciliation of non-GAAP to GAAP gross margin for the quarter ended March 3, 2006.

Gross Margin

GAAP	88.1%
SFAS 123R stock–based compensation	0.1
Amortization of purchased intangibles and incomplete technology	5.2
Amortization of Macromedia deferred compensation	0.4
Non-GAAP	93.8%

Second Quarter Fiscal Year 2006 Non-GAAP Financial Targets

The following table shows Adobe’s non-GAAP financial targets reconciled to GAAP financial targets included in this release.

	Second Quarter Fiscal 2006
	Low	High

GAAP operating margin	22%	24%
Amortization of purchased technology	5	5
Amortization of purchased intangibles	3	3
SFAS 123R stock-based compensation	4	3
Amortization of Macromedia deferred compensation	3	3
Non-GAAP operating margin	37%	38%

Diluted net income per share:

GAAP net income per share	$0.18	$0.21
Amortization of purchased technology, net of tax	0.04	0.04
Amortization of purchased intangibles, net of tax	0.02	0.02
SFAS 123R stock-based compensation, net of tax	0.04	0.03
Amortization of Macromedia deferred compensation, net of tax	0.02	0.02
Non-GAAP net income per share	$0.30	$0.32
Shares used in computing diluted net income per share	621.0	621.0

The following table shows the Company’s reconciliation of the non-GAAP effective tax rate reconciled to the GAAP effective tax rate for the second quarter of fiscal 2006.

Effective Tax Rate

GAAP effective tax rate	27.0%
SFAS 123R stock-based compensation	(0.6)
Amortization of Macromedia deferred compensation	(0.1)
Amortization of purchased intangibles and incomplete technology	(0.3)
Non-GAAP effective tax rate	26.0%

Adobe continues to provide all information required in accordance with GAAP, but it believes that evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations. Adobe’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the stock compensation impact of SFAS 123R, restructuring and other charges, amortization of purchased intangibles and incomplete technology, amortization of Macromedia deferred compensation, investment gains and losses, tax differences related to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation, the net tax impact of the repatriation of certain foreign earnings, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods. Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.

For the first and second quarter of fiscal year 2006, Adobe’s GAAP financial information and targets include the stock compensation impact of SFAS 123R, restructuring and other charges, amortization of purchased intangibles and incomplete technology, amortization of Macromedia deferred compensation, and tax differences related to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation. Also, in accordance with GAAP, Adobe incurs investment gains and losses from its venture program. These charges are otherwise unrelated to Adobe’s ongoing business operations and are excluded from its non-GAAP financial information and targets.

In fiscal year 2005, Adobe included the net tax impact of the repatriation of certain foreign earnings. This tax impact is not indicative of Adobe’s ongoing business operations and thus is excluded from its non-GAAP financial information.